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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 17, 2005

                       BANK OF SOUTH CAROLINA CORPORATION

             (Exact name of registrant as specified in its charter)

       South Carolina                 0-27702                    57-1021355
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(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

           25 Meeting Street, Charleston, SC       29401
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      (Address of principal executive offices)  (Zip Code)

                                  (843)724-1500
               Registrant's telephone number, including area code


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]  Written  communications  pursuant to Rule 425 under the  Securities Act
     (17 CFR 230.425)
[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13a-4(c))

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ITEM 8.01 OTHER EVENTS

On March 17, 2005, the Bank of South Carolina Corporation issued a press release announcing its 62nd consecutive stock dividend. The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934 as Item 8.01 to this report, and such press release is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
I

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Date: March 17, 2005

                                          /s/ William L. Hiott, Jr.
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                                          William L. Hiott, Jr.
                                          Executive Vice President and Treasurer